UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2005

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road

Roanoke, Virginia        24012

(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Form 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointments of Principal Officers

This Amendment reports the committee assignments, effective December 12, 2005, of newly elected Directors, Sardar Biglari, Philip L. Cooley and Paul D. Sonkin, which were not known at the time this report was originally filed.

Mr. Biglari and Dr. Cooley have been appointed to the Nomination and Governance Committee and the Executive Committee. Mr. Sonkin has been appointed to the Audit Committee and the Executive Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: December 16, 2005	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer